Ivy Funds Variable Insurance Portfolios

Supplement dated July 1, 2015 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2015

Effective July 1, 2015, WRIMCO, the Portfolio’s investment adviser, assumed direct investment management responsibilities of Ivy Funds VIP Micro Cap Growth from Wall Street Associates, LLC (Wall Street), the Portfolio’s former investment subadviser. In addition, effective July 1, 2015, John Bichelmeyer assumed investment management responsibilities for Ivy Funds VIP Micro Cap Growth.

Therefore, as of July 1, 2015, all references to Wall Street, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt where they appear in the SAI are deleted. The following changes to the SAI also take effect as of July 1, 2015:

The following is added to the end of the first table in the “Portfolio Managers — Portfolio Managers employed by WRIMCO — Ownership of Securities” section:

As of June 30, 2015, the dollar range of shares beneficially owned by the portfolio manager was:

Manager	Portfolio Managed in Ivy Funds Variable Insurance Portfolios	Dollar Range of Shares Owned* in Portfolio Managed	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
John Bichelmeyer	Ivy Funds VIP Micro Cap Growth[1]	$0	$0	$0
*	The Portfolios’ shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolios serve as underlying investment vehicles.
[1]	Mr. Bichelmeyer assumed investment management responsibilities for Ivy Funds VIP Micro Cap Growth effective July 1, 2015.

Supplement	Statement of Additional Information	1